UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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SONNET BIOTHERAPEUTICS HOLDINGS, INC.

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SONNET BIOTHERAPEUTICS HOLDINGS, INC.

100 Overlook Center, Suite 102

Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 24, 2021

To the Stockholders of Sonnet BioTherapeutics Holdings, Inc.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) to be held on Thursday, June 24, 2021 at 9:00 a.m. Eastern Time. In light of the coronavirus and governmental decrees that in-person gatherings be limited, and in the best interests of public health and the health and safety of our stockholders, employees and Board of Directors, we are planning to hold the Annual Meeting virtually via the Internet at https://stctransfer.zoom.us/webinar/register/WN_nRBjkIpOTqSbSyBqXlnDjQ. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:

●	To elect five directors to the Company’s Board of Directors to hold office for the following year until their successors are elected;

●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2021; and

●	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on May 21, 2021 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting virtually and prefer to vote at the Annual Meeting, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

/s/ Pankaj Mohan, Ph.D.
Chief Executive Officer and Chairman of the Board

May 25, 2021
Princeton, New Jersey

TABLE OF CONTENTS

GENERAL INFORMATION	1
PROPOSAL 1: TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED	5
CORPORATE GOVERNANCE MATTERS	7
EXECUTIVE OFFICERS	10
EXECUTIVE COMPENSATION	11
DIRECTOR COMPENSATION	13
REPORT OF THE AUDIT COMMITTEE*	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
TRANSACTIONS WITH RELATED PERSONS	18
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF OUR REGISTERED PUBLIC ACCOUNTING FIRM	19
STOCKHOLDER PROPOSALS	21
ANNUAL REPORT	21
HOUSEHOLDING OF ANNUAL MEETING MATERIALS	21
OTHER MATTERS	22

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SONNET BIOTHERAPEUTICS HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on Thursday, June 24, 2021 at 9:00 a.m. Eastern Time (the “Annual Meeting”). In light of the coronavirus and governmental decrees that in-person gatherings be limited, and in the best interests of public health and the health and safety of our stockholders, employees and Board of Directors, we are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to https://stctransfer.zoom.us/webinar/register/WN_nRBjkIpOTqSbSyBqXlnDjQ using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials. Attendees will need to register prior to the meeting in order to receive access to the meeting.

Proxies for the Annual Meeting are being solicited by our Board of Directors (the “Board”). This proxy statement is first being made available to stockholders on or about May 25, 2021.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 24, 2021.

Our proxy materials including our Notice of Internet Availability of Proxy Materials, Proxy Statement for the 2021 Annual Meeting, our annual report for the fiscal year ended September 30, 2020 and proxy card are available on the Internet at http://onlineproxyvote.com/SONN. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Sonnet BioTherapeutics Holdings, Inc. The mailing address of our principal executive offices is Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540.

About the Meeting

Why are we calling this Annual Meeting?

We are calling the Annual Meeting to seek the approval of our stockholders:

●	To elect five directors to our Board to hold office for the following year until their successors are elected;
●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2021; and
●	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein and the appointment of KPMG LLP as our independent registered public accounting firm for the year ending September 30, 2021 are advisable and in the best interests of the Company and our stockholders and recommends that you vote FOR these proposals. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Who is entitled to vote at the meeting?

Only holders of record of our common stock at the close of business on the record date, May 21, 2021, are entitled to receive notice of the Annual Meeting and to vote either class of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. As of the record date, there were 21,388,264 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each proposal.

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Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at https://stctransfer.zoom.us/webinar/register/WN_nRBjkIpOTqSbSyBqXlnDjQ using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The live webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at http://onlineproxyvote.com/SONN commencing approximately on or about May 25, 2021. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting on https://stctransfer.zoom.us/webinar/register/WN_nRBjkIpOTqSbSyBqXlnDjQ. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Securities Transfer Corporation to host our virtual Annual Meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

Your vote is important. On or about May 25, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) as well as the full set of proxy materials to all stockholders of record on our books at the close of business on the record date and will post our proxy materials at www.proxyvote.com.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically (or by ballot if the meeting is held at our offices), all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to http://onlineproxyvote.com/SONN and following the instructions provided in the Notice or with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 23, 2021.

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Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 469-633-0101. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 23, 2021.

Vote by Facsimile or Email

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088, or sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com until 11:59 p.m., Eastern Time, on June 23, 2021.

Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on June 23, 2021.

Please note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet.

Voting at the Annual Meeting

You will have the right to vote at the Annual Meeting.

You will have the right to vote on the day of, or during, the Annual Meeting at http://onlineproxyvote.com/SONN, but the site will only record votes from attending stockholders. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with our Secretary a notice of revocation;

●	submitting a later-dated vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal ?” below.

What vote is required to approve each proposal?

The holders of a majority of the voting power of the common stock issued and outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non- votes will be counted for the purpose of determining whether a quorum is present.

With respect to Proposal 1, the election of directors, assuming a quorum is present, the affirmative vote of a majority of the votes present and entitled to vote (in person or represented by proxy) at the Annual Meeting is required to elect each nominee. If any of the incumbent director nominees does not receive a majority vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. As a result, “broker non-votes” (see below), if any, will not affect the outcome of the vote on Proposal 1.

With respect to the approval of the ratification of the appointment of KPMG LLP (Proposal 2), and the approval of any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the votes present and entitled to vote (in person or represented by proxy) at the Annual Meeting, is required to approve these proposals. As a result, “broker non-votes” (see below), if any, will not affect the outcome of the vote on Proposal 2.

Abstentions have the same effect as a vote “AGAINST” proposals requiring a vote of the majority of shares present and entitled to vote because an abstention represents a share entitled to vote and thus is included in the denominator. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

What are “broker non-votes”?

Brokers that are members of certain securities exchanges and that hold shares of our common stock in street name on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the applicable rules governing such brokers, we believe the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm is likely to be considered a “discretionary” item. This means that brokers may vote using their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary”, and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items because the brokers are not entitled to vote such uninstructed shares. We believe Proposal 1 to elect directors is likely to be considered “non-discretionary”, which means that brokers cannot vote your uninstructed shares when they do not receive voting instructions from you.

If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by mail or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

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PROPOSAL 1: TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board currently consists of five directors and each of our five directors hold their positions on the Board until the Annual Meeting. Each of the five director nominees named below will stand for election at the Annual Meeting. Each director’s term will then continue until the earlier of the election and qualification of their successor, or their death, resignation or removal. At the recommendation of our Nominating and Corporate Governance Committee, our Board proposes that the five director nominees named below be elected as directors to serve until the 2022 Annual Meeting and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

Directors are elected by a majority of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. If any of the incumbent director nominees does not receive a majority vote, under Delaware law he or she will continue to serve on the Board until a successor is elected. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named below. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election for a Term Expiring at the 2022 Annual Meeting

The following table sets forth the name, age, position and tenure of our directors who are up for election at the 2021 Annual Meeting:

Name	Age	Position(s)	Served as a Director Since
Pankaj Mohan, Ph.D.	56	Chief Executive Officer, President and Chairman of the Board	2020
Nailesh Bhatt	48	Director	2020
Albert Dyrness	58	Director	2020
Donald Griffith	72	Director	2020
Raghu Rao	58	Director	2020

The following biographical descriptions set forth certain information with respect to the director nominees, based on information furnished to us by each director nominee.

Pankaj Mohan, Ph.D. founded Sonnet BioTherapeutics, Inc., our wholly-owned operating subsidiary and accounting predecessor (“Sonnet”) in 2015 and has since served as a member of its board of directors, and was appointed to our Board of Directors (the “Board”) as Chairman at the closing of the merger between the Company and Sonnet, which occurred on April 1, 2020 (the “Merger”). Dr. Mohan became the Chairman of Sonnet in June 2018 and the Chief Executive Officer of Sonnet in January 2019 and was appointed President and Chief Executive Officer of the Company at the closing of the Merger. From January 2011 to June 2018, he served as the President, Chief Executive Officer and Chairman of Oncobiologics, Inc. (Now Outlook Therapeutics, Inc. Nasdaq: OTLK), a company that he founded in 2011. Previously, Dr. Mohan served as head of Business Operations and Portfolio Management of Biologics Process and Product Development at Bristol-Myers Squibb Company and as a Director of Bioprocess Engineering at Genentech, Inc. Prior to that, Dr. Mohan served as a senior manager at Eli Lilly and Company. From May 1993 to April 1996, Dr. Mohan served as Assistant Professor (Lecturer/Fellow) at the Advanced Centre for Biochemical Engineering, University College London, London, United Kingdom. Dr. Mohan received a Ph.D. in Biochemical Engineering from the School of Chemical Engineering, University of Birmingham, Birmingham, United Kingdom, a masters in Financial Management from Middlesex University Business School, London, United Kingdom, an Executive Management Program (AMP) from Fuqua School of Business at Duke University and a Bachelor of Chemical Engineering from the Indian Institute of Technology in Roorkee, India. He is also an author of an industry reference book on bioprocess operations (McGraw Hill). The Company believes Dr. Mohan is able to make valuable contributions to the Board due to his extensive knowledge of the biopharmaceutical industry and his prior experience as an executive officer.

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Nailesh Bhatt has served on Sonnet’s board of directors since July 2018, and was appointed to our Board at the closing of the Merger. Since January 2018, Mr. Bhatt has been the Chief Executive Officer and a Board Member of VGYAAN Pharmaceuticals LLC, a company focused on developing and commercializing clinically critical drugs. Prior to that, Mr. Bhatt Founded Proximare in November 2001 and is its Managing Director. Proximare is a strategic advisory firm focused exclusively on the pharmaceutical industry. He also serves as Board Member of Azurity Pharmaceuticals, Inc. since April 2018. In June 2015, Mr. Bhatt founded Proximare Lifesciences Fund. Mr. Bhatt pursued Bachelor of Arts at Boston University with major in Biology. The Company believes Mr. Bhatt can make valuable contributions to the Board due to his years of experience in the pharmaceutical industry across the value chain working with start-ups to Fortune 500 companies.

Albert Dyrness has served on Sonnet’s board of directors since October 2019, and was appointed to our Board at the closing of the Merger. Mr. Dyrness is a recognized biopharmaceutical industry expert bio-process engineering with expertise in upstream, downstream, and fill/finish processes. Since July 2019, Mr. Dyrness has been the Managing Director of ADVENT Engineering Services, Inc., a Trinity Consultants Company, which serves as its life-sciences division. In 1988, Mr. Dyrness Co-Founded ADVENT Engineering Services, Inc., an engineering consulting firm serving the energy and life sciences industries. Starting with only 4 employees in the San Francisco Bay Area, ADVENT has grown to a staff of over 130 engineers with offices in Toronto, Canada, Singapore, Raleigh, North Carolina, Portland Oregon, Boston, Massachusetts, Irvine and San Ramon, California. In 2016, Mr. Dyrness became President and Chief Technical Officer of ADVENT and guided the company to a merger with Trinity Consultants, a 700-person engineering consulting firm in 2017. He also served as a member of the board of directors of Oncobiologics, Inc. (Now Outlook Therapeutics, Inc. Nasdaq: OTLK) from December 2015 to September 2017. In 1986, Mr. Dyrness graduated from the Massachusetts Institute of Technology where he studied mechanical engineering and entrepreneurism. The Company believes Mr. Dyrness is able to make valuable contributions to the Board due to his years of experience in a Nasdaq-listed public company along with years of entrepreneurial experience, including in the biopharmaceutical industry.

Donald Griffith, CPA has served on Sonnet’s board of directors since its inception in April 2015 and was Chairman of the Sonnet board from April 2015 to June 2018, and was appointed to our Board at the closing of the Merger. Mr. Griffith has served as Sonnet’s Financial Controller since January 1, 2019, and since the Merger serves as our Controller. Prior to being the Financial Controller, he served as Sonnet’s Chief Executive Officer and Chief Financial Officer from April 2015 to December 2016. Before that, Mr. Griffith was the Chief Financial Officer, Director and Secretary of Oncobiologics Inc. (Now Outlook Therapeutics Nasdaq: OTLK) from 2011 to 2018. Mr. Griffith has over 40 years’ experience in finance and accounting and is the founder and Partner of Stolz & Griffith, LLC, a New Jersey accounting firm. The Company believes Mr. Griffith is able to make valuable contributions to the Board due to his years of experience in finance as well as in the pharmaceutical industry.

Raghu Rao has served on Sonnet’s board of directors since November 2019, and was appointed to our Board at the closing of the Merger. Mr. Rao is a serial entrepreneur, strategic business advisor and angel investor. Mr. Rao has founded, scaled and had successful exits with several high-technology companies. In his 33-year career, Mr. Rao has advised clients on the strategy and roll-out of high-profile projects, such as USA.gov, TSA Screening Gateway, Cancer.gov and other eGovernment initiatives. As the Vistage Princeton Chair, from July 2012 to March 2017, Mr. Rao ran three high-performing peer advisory boards for middle-market CEOs and business leaders of companies with total revenues exceeding $2 Billion. As the Chairman & President of InfoZen from August 1995 to July 2008, Mr. Rao has managed over $1 Billion in U.S. Federal Government contracts. Mr. Rao is a 20-year Charter Member of The Indus Entrepreneurs (TiE.org) and a 5-year patron of the Indiaspora. He has held board positions at several companies including Cellix BioSciences (Jan 2016 - Jan 2017), Paper Battery Company (Jan 2009 - Dec 2018), Kovid Group (Feb 2016 - Oct 2017) , WizNucleus (Jun 2010 - present) and InfoZen (Aug 1995 - Jul 2008). Mr. Rao is active in social entrepreneurship and community service. He co-founded the Hindu Jewish Coalition in December 2012 and Forum for Religious Freedom in March 2007 to preserve religious diversity worldwide. He has held non-profit board positions at the Infinity Foundation (New Jersey), Arsha Vidya Gurukulam (Pennsylvania) and the Family Services Agency (Maryland). Mr. Rao has an MBA in Finance from George Washington University (Dec 1991), an M.S. in Computer Science from Virginia Tech (Dec 1986), and a B.Tech. in Electrical Engineering from Indian Institute of Technology, Madras (June 1984). The Company believes Mr. Rao is able to make valuable contributions to the Board due to his 15 years of experience as an executive along with 25 years of entrepreneurial experience, including in the biotech industry.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE MATTERS

Board of Director Composition

Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

This is our first Annual Meeting of Stockholders since the consummation of the Merger on April 1, 2020 (the “Effective Date”), in which the Company is the surviving entity. Since the Effective Date through September 30, 2020, (i) our Board met three times; (ii) our audit committee of the Board (the “Audit Committee”) met two times; (iii) our compensation committee of the Board (the “Compensation Committee”) met two times and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) did not meet during such period. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

In accordance with the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”), the Board must consist of a majority of independent directors. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board considered several factors including the purchase or sales of goods and/or services between the company and an entity with which a director is affiliated, and reviewed information provided by the directors and our management with regard to each director’s business and personal activities as they may relate to us and our management.

Additionally, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Further, each member of our Compensation Committee also must qualify as independent under the listing standards, as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Messrs. Bhatt, Dyrness and Rao are “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of The Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each non- employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section entitled “Transactions with Related Persons.”

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Board Committees

Audit Committee

The Board has established an Audit Committee currently consisting of Messrs. Bhatt (Chairman), Dyrness and Rao. The Audit Committee’s primary functions are to oversee and review: the integrity of the Company’s consolidated financial statements and other financial information furnished by the Company, the Company’s compliance with legal and regulatory requirements, the Company’s systems of internal accounting and financial controls, the independent auditor’s engagement, qualifications, performance, compensation and independence, related party transactions, and compliance with the Company’s Code of Business Conduct and Ethics.

Each member of the Audit Committee is “independent” as that term is defined under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the applicable rules of The Nasdaq Stock Market. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board determined that Mr. Rao is an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The Company’s Board has adopted an Audit Committee Charter, which is available for viewing at https://www.sonnetbio.com/.

Compensation Committee

The Compensation Committee of the Board of Directors is currently composed of the following two non-employee directors: Mr. Rao (chairman) and Mr. Dyrness. None of these Compensation Committee members was an officer or employee of the Company during the year. Each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers (including the Chief Executive Officer) of the Company, determining the compensation of executive officers of the Company, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee also administers the Company’s equity-based plans and makes recommendations to the board with respect to actions that are subject to approval of the board regarding such plans. The Compensation Committee also reviews and makes recommendations to the board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with the Company’s compensation policies and practices as contemplated by Item 402(s) of Regulation S-K

The Company’s Board has adopted a Compensation Committee Charter, which is available for viewing at https://www.sonnetbio.com/.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is currently composed of Messrs. Bhatt, Dyrness (Chairman) and Rao. None of these members was an officer or employee of the Company during the year. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee nominates individuals to be elected to the board of directors by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered.

The Company’s Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at https://www.sonnetbio.com/.

Stockholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by stockholders as long as the stockholders comply with our certificate of incorporation and bylaws, in recommending a potential candidate. A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures set forth in our bylaws. Stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: The Board of Directors, to Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attention: Secretary. For more information, please see the section below titled “Stockholder Proposals.”

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Assuming that the appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our charter.

Board Leadership Structure and Role in Risk Oversight

Currently, Dr. Mohan serves as the Company’s Chief Executive Officer and Chairman of the Board. Periodically, our Board will assess the roles of Chairman and Chief Executive Officer, and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board believes the current combination of the two roles is satisfactory at present. Dr. Mohan, as our Chief Executive Officer and Chairman, has extensive knowledge of all aspects of the Company and its business. The Board has not appointed a Lead Independent Director. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.

This has allowed, and will continue to allow, our Board the flexibility to establish the most appropriate structure for the Company at any given time.

While management is responsible for assessing and managing risks for the Company, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and our standing Board committees. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attention: Secretary.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to provide guidance to the Company’s directors, officers and employees to help them recognize and deal with ethical issues, to provide mechanisms to report unethical or illegal conduct and to contribute positively to the Company’s culture of honesty and accountability. The Company’s Code of Business Conduct and Ethics is publicly available on the Company’s website at https://www.sonnetbio.com/. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to its directors or executive officers, the Company will disclose the nature of such amendments or waiver on its website or in a current report on Form 8-K.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Served as an Officer Since
Pankaj Mohan, Ph.D.	56	Chief Executive Officer, President and Chairman of the Board	2020
Jay Cross	50	Chief Financial Officer	2020
John K. Cini, Ph.D.	68	Chief Scientific Officer	2020
Susan Dexter	65	Chief Technical Officer	2020
Richard Kenny, M.D.	62	Chief Medical Officer	2021

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Pankaj Mohan, Ph.D. founded Sonnet in 2015 and has since served as a member of its board of directors, and was appointed to our Board of Directors (the “Board”) as Chairman at the closing of the Merger. For Dr. Mohan’s biography, please see the section above entitled “Nominees for Election for a Term Expiring at the 2022 Annual Meeting.”

Jay Cross joined Sonnet in May 2019 and has since served as its Chief Financial Officer and Chief Business Officer, and was appointed Chief Financial Officer of the Company at the closing of the Merger. Prior to Sonnet, Mr. Cross was a Managing Director with Chardan Capital’s healthcare investment banking team from November 2015 to March 2019, where he focused on biopharmaceuticals. Prior to that, from May 2014 to June 2015, Mr. Cross served as a Director with Alere Financial Partners and from May 2011 to October 2013 as a Senior Analyst at Balyasny Asset Management. He launched his career in finance in 1999 as an associate analyst covering biotechnology on the healthcare equity research team at Hambrecht & Quist. Mr. Cross earned an M.P.H. from the Yale University School of Medicine and a B.S. in psychology from Washington & Lee University.

John K. Cini, Ph.D. co-founded Sonnet in 2015 and has since served as its Chief Scientific Officer, and was appointed Chief Scientific Officer of the Company at the closing of the Merger, where he oversees and directs the Company’s discovery and development programs. His role includes the oversight of the selection process of cancer and immune oncology targets and proof-of-concept testing. Prior to joining Sonnet, he was Vice President of Discovery and Development Sciences at Oncobiologics, Inc. from January 2011 to April 2015. He has successfully advanced more than 20 novel monoclonal antibody products from discovery to IND. He is the holder of several novel product and formulation patents and applications. He has been directly involved in several successful novel biologics through early discovery research into development and manufacturing through clinical trials and commercialization. Previous positions include Executive Director at Mederex (acquired by Bristol-Myers Squibb in 2010), lead discovery scientific roles at Johnson & Johnson (Ethicon, OrthoBioTech & Pharmaceutical Research), and Bayer. Dr. Cini’s therapeutic areas of expertise in system biology include oncology, immune oncology, inflammation, osteoporosis, wound healing, surgical adhesion and cellular aging. Dr. Cini has a PhD in Biochemistry from University of North Texas.

Susan Dexter has served as Sonnet’s Chief Technical Officer since May 2019, as a contract consultant, and was appointed full-time Chief Technical Officer of the Company at the closing of the Merger. She came to Sonnet with more than thirty years in biotechnology science, manufacturing and business development having been directly involved in three start-up companies, and multiple M&A activities. Her expertise in CMC for biologics process development ranges from cell line development, process development through commercial manufacturing. In her role as Managing Director at Latham Biopharm Group from September 2008 until the closing of the Merger, Ms. Dexter ran the Product Development service offering, managing the activities and disciplines related to pre-animal toxicology, pre-clinical tox study and CMC-related activities including IND filings, Quality oversight of cGMP activities and other related CMC supply chain activities. She came to LBG from Xcellerex, Inc., a CDMO and developer of single use technology for bioprocessing. She was Chief Business Officer at Xcellerex from April 2004 to September 2008. Prior to Xcellerex, from July 1998 to April 2004, she was VP of Business Development at The Dow Chemical Company’s CDMO, an acquisition of Collaborative BioAlliance, facilitated by Ms. Dexter in 2000; and Assoc. Director of Business Development, at Celltech Biologics, purchased by Lonza Biologics, a biologics CDMO. She was at Celltech/Lonza from 1986 to July 1998. Ms. Dexter holds a double major with Honors in Immunology and Marketing from American University, Washington, D.C., and certifications from Harvard University in ‘Negotiations for Lawyers’ and ‘Finance for Non-financial Managers’. She was also Professor Emeritus at University College, London, Department of Bioengineering, teaching a credited course lecture and workshop in “Project managing biologics facility”, to graduate, Ph.D. and post-graduate professionals, from 1999 to 2006.

Richard Kenny, M.D., has served as our Chief Medical Officer as a contract consultant since April 2021. Dr. Kenney has more than 20 years of experience in translational-stage development of biologics, as well as the commercialization strategy and corporate management of preclinical, clinical-stage and commercialized vaccines and immunotherapies. As President of ClinReg Biologics, he has provided strategic consulting in clinical and regulatory affairs of biologics, medical monitoring and pharmacovigilance in several capacities. Dr. Kenney most recently served as Chief Development Officer at X-VAX Technology and previously held Chief Medical Officer roles at Immune Design and Crucell Holland, where he led the clinical development and regulatory affairs groups. Dr. Kenney was a researcher/reviewer for the FDA for over six years and did post-graduate training at Duke and NIH. Dr. Kenney received a B.S. in Chemistry from George Washington University and his M.D. from Harvard Medical School.

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EXECUTIVE COMPENSATION

Our Board has formed a Compensation Committee. The Compensation Committee is responsible for reviewing and approving management compensation, including salaries, bonuses, and equity compensation. We seek to provide competitive compensation arrangements that attract and retain key talent necessary to achieve our business objectives. At our 2019 annual meeting of stockholders, stockholders voted, on an advisory, non-binding basis, to approve the compensation paid to the Company’s Named Executive Officers (as defined below).

Summary Compensation Table

The following table shows the compensation awarded to or earned by each person serving as the Company’s principal executive officer during fiscal year 2020, the Company’s two most highly compensated executive officers who were serving as executive officers as of September 30, 2020 and up to two additional individuals for whom disclosure would have been provided but for the fact that such individuals were not serving as an executive officer as of September 30, 2020. The persons listed in the following table are referred to herein as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Pankaj Mohan, Ph.D.	2020	490,000	243,954	1,161,114	-	-	1,895,068
President and Chief Executive Officer(2)	2019	367,500	180,616	-	-	-	548,116
John Cini, Ph.D.	2020	290,000	98,740	283,917	-	-	672,657
Chief Scientific Officer	2019	102,000	38,769	-	-	-	140,769
Jay Cross	2020	307,500	113,555	283,917	-	-	704,972
Chief Financial Officer(3)	2019	104,167	21,405	-	-	-	125,572

(1)	Represents the aggregate grant date fair value for grants made in 2020 and 2019 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.
(2)	Dr. Mohan became the Chairman of Sonnet in June 2018 and the Chief Executive Officer in January 2019, and the Chairman, President and Chief Executive Officer of the Company at the closing of the Merger.
(3)	Mr. Cross became the Chief Financial Officer of Sonnet in May 2019, and the Chief Financial Officer of the Company at the closing of the Merger.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

The material terms of each named executive officer’s employment agreement or arrangement are described below.

Sonnet entered into an employment agreement with Dr. Mohan on December 31, 2018, as amended (the “Mohan Agreement”), setting forth the terms of his employment as Chief Executive Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Dr. Mohan is entitled to, among other things, (i) an annual gross base salary of $490,000, (ii) eligibility for a bonus equal to 5.4% of gross revenue received by the Company from a strategic transaction and (iii) for any year in which the bonus in the previous clause amounts to less than 50% of the base salary, an additional performance-based cash bonus to bring the aggregate cash bonus for such year to up to 50% of the base salary, as determined by the board. The employment agreement shall terminate in accordance with its terms. Pursuant to Dr. Mohan’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 18 months, (ii) a bonus equal to his performance bonus for the year in which the termination occurs, divided by 12, and then multiplied by 18, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Dr. Mohan is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 18 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

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Sonnet entered into an employment agreement with Dr. Cini on January 10, 2020, as amended (the “Cini Agreement”), setting forth the terms of his employment as Chief Scientific Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Dr. Cini is entitled to, among other things, (i) an annual gross base salary of $370,000, (ii) eligibility for a bonus equal to 1.1% of gross revenue received by the Company from a strategic transaction and (iii) for any year in which the bonus in the previous clause amounts to less than 35% of the base salary, an additional performance-based cash bonus to bring the aggregate cash bonus for such year to up to 35% of the base salary, as determined by the board. The employment agreement shall terminate in accordance with its terms. Pursuant to Dr. Cini’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 12 months and (ii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Dr. Cini is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 9 months and (ii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

Sonnet entered into an employment agreement with Mr. Cross on January 10, 2020 (the “Cross Agreement”), setting forth the terms of his employment as Chief Financial Officer, which agreement was assumed by the Company at the closing of the Merger. Pursuant to the employment agreement, Mr. Cross is entitled to, among other things, (i) an annual gross base salary of $365,000 and (ii) eligibility for a performance-based cash bonus of up to 40% of the base salary, as determined by the board. The employment agreement shall terminate in accordance with its terms. Pursuant to Mr. Cross’s employment agreement, if he is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, he is entitled to (i) his base salary for 12 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage. If Mr. Cross is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, he is entitled to (i) his base salary for 9 months, (ii) any performance bonus for the performance year in which his termination occurs, and (iii) if he timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date he becomes ineligible for COBRA continuation coverage.

Other Agreements

On April 1, 2020, the Company entered into an employment agreement with Ms. Dexter (the “Dexter Agreement”), setting forth the terms of her employment as Chief Technical Officer. Pursuant to the employment agreement, Ms. Dexter is entitled to, among other things, (i) an annual gross base salary of $310,000 and (ii) eligibility for a performance-based cash bonus of up to 35% of the base salary, as determined by the board. The employment agreement shall terminate in accordance with its terms. Pursuant to Ms. Dexter’s employment agreement, if she is terminated without “Cause” or for “Good Reason” within 2 months prior to or within 12 months following a “Change in Control”, she is entitled to (i) her base salary for 12 months, (ii) any performance bonus for the performance year in which her termination occurs, and (iii) if she timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 18 months following the termination date, (b) the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date she becomes ineligible for COBRA continuation coverage. If Ms. Dexter is terminated without “Cause” or for “Good Reason” not coincident with a “Change in Control”, she is entitled to (i) his base salary for 9 months, (ii) any performance bonus for the performance year in which her termination occurs, and (iii) if she timely continued coverage under COBRA, payment for COBRA premiums necessary to continue coverage until the earliest of (a) 12 months following the termination date, (b) the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment or self-employment, or (c) the date she becomes ineligible for COBRA continuation coverage.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information, on an award-by-award basis, concerning unexercised options to purchase common stock, restricted shares of common stock and common stock that has not yet vested for each named executive officer and outstanding as of September 30, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END - 2020

	Stock Awards
Name	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Pankaj Mohan Ph.D.	319,866	(1)	822,056

John Cini, Ph.D.	78,214	(1)	201,010

Jay Cross	78,214	(1)	201,010

(1)	Each restricted stock unit (“RSU”) award will vest as to 50% on April 2, 2021 and 50% on April 2, 2022.

Director Compensation

Non-Employee Director Compensation Policy

In April 2020, the Board approved a compensation policy for its non-employee directors. Other than reimbursement for reasonable expenses incurred in connection with attending board and committee meetings, this policy provides for the following cash compensation:

● each non-employee director is entitled to receive an annual fee from us of $35,000;

● the chair of our audit committee will receive an annual fee from us of $15,000;

● the chair of our compensation committee will receive an annual fee from us of $10,000;

● the chair of our nominating and corporate governance committee will receive an annual fee from us of $8,000; and

● each non-chairperson member of the audit committee, the compensation committee and the nominating and corporate governance committee will receive annual fees from us of $7,500, $5,000 and $4,000, respectively.

Each non-employee director that joins the Board receives an initial option grant to purchase 0.080% of the Company’s fully-diluted outstanding Common Stock at April 1, 2020, which shall vest 33% per year over three years, the first vesting date to occur on the one-year anniversary of the grant date. Each non-employee director also receives an annual option grant to purchase 0.040% of the Company’s fully-diluted outstanding Common Stock at April 1, 2020, which shall vest 100% upon the earlier of the one-year anniversary of the grant date or the next annual stockholder meeting. Upon a change in control, as defined in the Company’s equity incentive plan, 100% of the shares underlying these options shall become vested and exercisable immediately prior to such change in control.

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Except as set forth in the table below, the non-employee directors did not receive any cash or equity compensation during fiscal year 2020:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Nailesh Bhatt(2)	27,000	29,058	-	-	56,058
Albert Dyrness(3)	27,750	29,058	-	-	56,808
Donald Griffith (4)	-	72,600	-	114,692	187,292
Raghu Rao(5)	28,250	29,058	-	-	57,308

(1)	Represents the aggregate grant date fair value for grants made in 2020 computed in accordance with FASB ASC Topic 718. This calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.
(2)	Mr. Bhatt holds an aggregate of 8,005 restricted stock units, as of September 30, 2020.
(3)	Mr. Dyrness holds an aggregate of 8,005 restricted stock units, as of September 30, 2020.
(4)	Mr. Griffith has served as Sonnet’s Financial Controller since January 1, 2019, and since the Merger serves as our Controller. The amounts in the table above under “All Other Compensation” represent salary and bonus earned by Mr. Griffith for the fiscal year 2020. See the description of the employment agreement with Mr. Griffith below.
(5)	Mr. Rao holds an aggregate of 8,005 restricted stock units, as of September 30, 2020.

Other Agreement with a Director

Sonnet entered into an employment agreement with Mr. Griffith on January 1, 2019, setting forth the terms of his employment as Financial Controller. Pursuant to the employment agreement, Mr. Griffith is entitled to, among other things, (i) an annual prorated gross base salary of $150,000 and (ii) eligibility for a target bonus equal 25% of gross salary earned. The employment agreement has no specific term and constitutes an at-will employment.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is currently composed of the following two non-employee directors: Mr. Rao (chairman) and Mr. Dyrness. None of these Compensation Committee members was an officer or employee of the Company during the year. No Compensation Committee interlocks between the Company and another entity existed.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Sonnet BioTherapeutics Holdings, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended September 30, 2020 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended September 30, 2020.

2.	The Audit Committee has discussed with representatives of KPMG LLP, the Company’s independent public accounting firm, the matters which are required to be discussed with them under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3.	The Audit Committee has discussed with representatives of KPMG LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 for filing with the Securities and Exchange Commission.

Audit Committee,

Nailesh Bhatt, Chair

Albert Dyrness

Raghu Rao

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 21, 2021 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the named executive officers; (iii) all of the current executive officers and directors as a group; and (iv) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, the Company believes that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under options that are exercisable on or within 60 days after May 21, 2021 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 21,388,264 shares of common stock issued and outstanding as of May 21, 2021 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
Named Executive Officers, Executive Officers and Directors:
Pankaj Mohan, Ph.D.	1,105,292	(1)	5.1%
Nailesh Bhatt	9,330	(2)	**
Albert Dyrness	10,246	(3)	**
Donald Griffith	89,928	(4)	**
Raghu Rao	4,321	(5)	**
John. K. Cini, Ph.D.	198,964	(6)	**
Jay Cross	39,107	(7)	**
All current executive officers and directors as a group (9 persons)	1,503,994	(8)	6.9%

5% Holders
None	-		-

(*)	Unless otherwise indicated, the address is c/o Sonnet BioTherapeutics, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey, 08540.

(**)	Less than 1%.

(1)	Includes (i) 930,705 shares of common stock held by the Mohan Family Office, over which Dr. Mohan has shared power to vote and dispose with Swati Mohan, his spouse; (ii) 7,992 shares of common stock held individually by Pankhuri Mohan, Dr. Mohan’s child, over which Dr. Mohan has shared power to vote and dispose with Pankhuri Mohan; (iii) 4,262 shares of common stock issuable upon exercise of warrants held by the Mohan Family Office, over which Dr. Mohan has shared power to vote and dispose with Swati Mohan, which are exercisable within 60 days of May 21, 2021; and (iv) 159,933 restricted stock units which vest, and will be settled in shares of common stock, within 60 days of May 21, 2021. Excludes 159,933 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of May 21, 2021.

(2)	Includes 4,002 restricted stock units which vest, and will be settled in shares of common stock, within 60 days of May 21, 2021. Excludes 4,003 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of May 21, 2021.

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(3)	Includes 1,278 shares of common stock issuable upon exercise of warrants which are exercisable within 60 days of May 21, 2021 and 4,002 restricted stock units which vest, and will be settled in shares of common stock, within 60 days of May 21, 2021. Excludes 4,003 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of May 21, 2021.

(4)	Includes 10,000 restricted stock units which vest, and will be settled in shares of common stock, within 60 days of May 21, 2021. Excludes 10,000 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of May 21, 2021.

(5)	Includes 106 shares of common stock issuable upon exercise of warrants which are exercisable within 60 days of May 21, 2021 and 4,002 restricted stock units which vest, and will be settled in shares of common stock, within 60 days of May 21, 2021. Excludes 4,003 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of May 21, 2021.

(6)	Includes 39,107 restricted stock units which vest, and will be settled in shares of common stock, within 60 days of May 21, 2021. Excludes 39,107 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of May 21, 2021.

(7)	Includes 39,107 restricted stock units which vest, and will be settled in shares of common stock, within 60 days of May 21, 2021. Excludes 39,107 restricted stock units, which will be settled in shares of common stock and do not vest within 60 days of May 21, 2021.

(8)	Includes 5,646 shares of common stock issuable upon exercise of warrants which are exercisable within 60 days of May 21, 2021 and 296,959 restricted stock units which vest, and will be settled in shares of common stock, within 60 days of May 21, 2021.

Equity Compensation Plan Information

The following table provides information as of September 30, 2020 regarding shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans, including its 2020 Omnibus Equity Incentive Plan (the “2020 Plan”).

	Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights	(b) Weighted average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders (1)	653,845	N/A	-
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	653,845	-	-

(1)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price. Other than RSUs, there were no outstanding options, warrants, or rights under our equity compensation plan as of September 30, 2020.

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TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for named executive officers and directors, the Company describes below each transaction and series of similar transactions, since the beginning of fiscal year 2019, to which the Company were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	any of the Company’s directors, nominees for director, executive officers or holders of more than 5% of the Company’s common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for the Company’s named executive officers and directors are described in the section entitled “Executive Compensation”.

Note Payable

In December 2016, Sonnet issued an unsecured convertible promissory note to Princeton Kanaw LLC (the “Lender”) in exchange for cash proceeds of $1,000,000. The note had an original term of 330 days, which was subsequently extended until December 2018 and bore interest at a rate of 12% per year. The note was convertible into Sonnet common stock at $1.00 per share, but also included a contingent beneficial conversion feature such that if Sonnet were to issue shares of its common stock at an amount less than $1.00 per share then the conversion price would be reduced to the lower conversion price per share. During fiscal 2018, Sonnet issued shares of its common stock at $0.80 per share to investors, and therefore Sonnet recorded a beneficial conversion feature related to the reduction in conversion price of $250,000 as a debt discount. The beneficial conversion feature represented the difference between the estimated fair value of Sonnet’s common stock at the original debt issuance date and the adjusted conversion price. In December 2018, the promissory note was converted into 133,215 shares of Sonnet common stock. Sonnet recognized interest expense of $116,233 and $283,767 during the years ended September 30, 2019 and 2018, of which $86,233 and $163,767 related to the amortization of the debt discount, respectively.

In March 2017, Sonnet issued an additional unsecured convertible promissory note to the Lender in exchange for cash proceeds of $400,000. The note was guaranteed by the Dr. Mohan. The note had an original term of 330 days, which was subsequently extended until December 2018 and bore interest at a rate of 18% per year. As of September 30, 2018, the outstanding balance of the note was $390,000. Sonnet recognized interest expense of $44,136 and $71,250 during the years ended September 30, 2019 and 2018, respectively. Sonnet repaid the remaining outstanding principal balance in December 2018.

Other Related Party Notes

During the years ended September 30, 2020 and 2019, the Company issued unsecured notes payable to various related parties, including Dr. Mohan, and Donald J. Griffith, resulting in cash proceeds of $0.1 million and $0.3 million, respectively. These notes are payable on demand and payments of $0.1 million and $0.3 million were made during the years ended September 30, 2020 and 2019, respectively. The interest on these notes was de minimis during each of those years.

In October 2019 and December 2018, the Company issued 8,526 and 29,307 shares of common stock to settle $0.2 million and $0.2 million of related party notes, respectively.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its current directors and executive officers. These agreements will require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also intends to enter into indemnification agreements with its future directors and executive officers.

Policies and Procedures for Related Party Transactions

Our Audit Committee has the primary responsibility for the review, approval and oversight of any “related party transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person has, had, or will have a direct or indirect material interest. Under our related party transaction policy, our management will be required to submit any related person transaction not previously approved or ratified by our Audit Committee to our Audit Committee. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available. No member of the Audit Committee will participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF OUR REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed KPMG LLP as our independent registered public accounting firm to audit the financial statements of Sonnet for the fiscal year ending September 30, 2021, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as a public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by KPMG LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2020	2019
Audit Fees	$521,611	$75,000
Audit-Related Fees	$—	$—
Tax Fees	$12,500	$12,500
All Other Fees	$—	$—
Total Fees	$534,111	$87,500

Audit Fees

Represents fees for professional services provided in connection with the audit of the Company’s annual consolidated financial statements and reviews of the Company’s quarterly interim consolidated financial statements.

Audit-Related Fees

Fees related to review of registration statements, acquisition due diligence and statutory audits.

Tax Fees

Tax fees are associated with tax compliance, tax advice, tax planning and tax preparation services.

Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee is required to review and approve the proposed retention of independent auditors to perform any proposed auditing and non-auditing services as outlined in its charter. The Audit Committee has not established policies and procedures separate from its charter concerning the pre-approval of auditing and non-auditing related services. As required by Section 10A of the Exchange Act, our Audit Committee has authorized all auditing and non-auditing services provided by KPMG LLP during 2020 and 2019 and the fees paid for such services. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining KPMG LLP’s independence and has determined that such services for fiscal years 2020 and 2019 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

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Review of Financial Statements

The Audit Committee is responsible for reviewing and discussing the audited consolidated financial statements with management, discussing with the independent registered public accountants the matters required by Public Company Accounting Oversight Board Auditing Standard No. 1301 Communications with Audit Committees, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.

Attendance at Annual Meeting

Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Changes in Accountants

On May 16, 2020, the Audit Committee (the “Audit Committee”) of the Board of the Company dismissed Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm, effectively immediately, and approved the appointment of KPMG as the Company’s new independent registered public accounting firm, effective immediately.

The reports of Cherry Bekaert on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that, the reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2019 and 2018, each contained a separate explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through May 16, 2020, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cherry Bekaert on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would have caused Cherry Bekaert to make reference thereto in their reports on the consolidated financial statements for such fiscal years.

During the fiscal years ended December 31, 2019 and 2018 and any subsequent interim period through May 16, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Cherry Bekaert with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K.

During the fiscal years ended September 30, 2019 and 2018 and the subsequent interim period through May 16, 2020, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Approval Required

The approval of the ratification of the appointment of KPMG as our independent registered accounting firm for the year ending September 30, 2021 will require the affirmative vote of a majority of the votes present and entitled to vote (in person or represented by proxy) at the Annual Meeting. As a result, “broker non-vote,” if any, will not affect the outcome of the vote on Proposal 2.

Abstentions have the same effect as a vote “AGAINST” the proposal because an abstention represents a share entitled to vote and thus is included in the denominator. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2021.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2022 Annual Meeting

Any stockholder desiring to present a proposal for inclusion in the Proxy Statement to be acted upon at our 2022 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-8 must ensure that the proposal is received by us at our principal executive office no later than January 25, 2022, which is 120 calendar days before May 25, 2022, the anniversary date of this proxy statement’s release to stockholders in connection with the Annual Meeting. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended September 30, 2020 and certain other related financial and business information are contained in our 2020 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Sonnet BioTherapeutics Holdings, Inc., 100 Overlook Center, Suite 102, Princeton, New Jersey 08540, Attn.: Secretary or by phone at (609) 375-2227. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties at the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Pankaj Mohan, Ph.D.
Chief Executive Officer and Chairman of the Board

May 25, 2021

Princeton, New Jersey

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SONNET BIOTHERAPEUTICS HOLDINGS, INC.

100 Overlook Center, Suite 102

Princeton, New Jersey 08540

PROXY

Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders, June 24, 2021

The undersigned hereby appoints Pankaj Mohan, Ph.D. and Jay Cross, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Sonnet BioTherapeutics Holdings, Inc. which the undersigned is entitled to vote at the 2021 Annual Meeting of Shareholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted: (i) “FOR” the election of the director nominees named below in Item 1, (ii) “FOR” Item 2, ratification of the appointment of our registered public accounting firm, (iii) in the discretion of the proxies upon such other matter as may properly come before the Annual Meeting.

Item 1	TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

[ ]	FOR the election as a director of the five nominees listed below.
NOMINEES:Pankaj Mohan, Ph.D., Nailesh Bhatt, Albert Dyrness, Donald Griffith, Raghu Rao

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]	WITHHOLD AUTHORITY to vote for the following nominees:

INSTRUCTION: To withhold authority to vote for individual nominees, write their names on the line above.

Item 2	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2021

[ ] For	[ ] Against	[ ] Abstain

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:_____________________________________, 2021

__________________________________________
Signature
__________________________________________
Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title

[SEE VOTING INSTRUCTIONS ON REVERSE SIDE]

VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088 or dial (469) 633-0101 to vote via phone.

OR

You my sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.	Go to http://onlineproxyvote.com/SONN/ at any time 24 hours a day.
2.	Login using the control number located in the top left hand corner of this proxy card.
3.	Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card and the Company’s Annual Report to Shareholders are available at http://onlineproxyvote.com/SONN/

In order to attend our Virtual Annual Meeting, you must log in to

https://stctransfer.zoom.us/webinar/register/WN_nRBjkIpOTqSbSyBqXlnDjQ to register for the meeting.